Curaleaf Holdings, Inc. Investor Relations Curaleaf Added to FTSE Canada All Cap Index This addition marks the second major Canadian benchmark inclusion following the Company's addition to the S&P/TSX Composite Index in 2025 STAMFORD, Conn., Sept. 23, 2026 /PRNewswire/ -- Curaleaf Holdings, Inc. (TSX: CURA) (OTCQX: CURLF) ("Curaleaf" or the "Company"), a leading international provider of consumer cannabis products, today announced that it has been added to the FTSE Canada All Cap Index, effective after the close of trading on Friday, September 18, 2026. "A year ago, we became the first U.S.-based cannabis operator in the S&P/TSX Composite Index. Joining the FTSE Canada All Cap Index now puts Curaleaf in a second major Canadian benchmark," said Boris Jordan, Chairman and CEO of Curaleaf. "Every index we join brings our shares in front of a new set of passive and active institutional funds, which means more liquidity, a broader shareholder base, and more investors paying attention to what U.S. cannabis can be." The FTSE Canada All Cap Index, maintained by FTSE Russell, measures the performance of large-, mid- and small- capitalization companies listed in Canada. This is the second major Canadian index fund Curaleaf has joined since the company was added to the S&P/TSX Composite Index under the Health Care sector in September 2025. About Curaleaf Holdings Curaleaf Holdings, Inc. (TSX: CURA) (OTCQX: CURLF) ("Curaleaf") is a leading international provider of consumer products in cannabis with a mission to enhance lives by cultivating, sharing and celebrating the power of the plant. As a high-growth cannabis company known for quality, expertise and reliability, the Company and its brands, including Curaleaf, Select, Grassroots, Find, Dark Heart, and Anthem provide industry-leading service, product selection and accessibility across the medical and adult use markets. Curaleaf International is powered by a strong presence in all stages of the supply chain. Its unique distribution network throughout Europe, Canada and Australasia brings together pioneering science and research with cutting-edge cultivation, extraction and production. Curaleaf is listed on the Toronto Stock Exchange under the symbol CURA and trades on the OTCQX market under the symbol CURLF. For more information, please visit https://ir.curaleaf.com. Forward Looking Statements This media advisory contains forward-looking statements and forward-looking information within the meaning of applicable securities laws. These statements relate to future events or future performance. All statements other than statements of historical fact may be forward–looking statements or information. Generally, forward-looking statements and information may be identified by the use of forward-looking terminology such as "plans", "expects" or "proposed", "is expected", "intends", "anticipates", or "believes", or variations of such words and phrases, or by the use of words or phrases which state that certain actions, events or results may, could, would, or might occur or be achieved. More particularly and without limitation, this news release contains forward-looking statements and information concerning the inclusion in the FTSE Canada All Cap Index. Such forward-looking statements and information reflect management's current beliefs and are based on assumptions made by and information currently available to the company with respect to the matter described in this new release. Forward-looking statements involve risks and uncertainties, which are based on current expectations as of the date of this release and subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Additional information about these assumptions and uncertainties is discussed in the Company's Form 8-K dated August 5, 2026 together with the annual report on Form 10-K for the year ended December 31, 2025 and the quarterly report on Form 10-Q for the quarter ended March 31, 2026, attached as exhibits thereto, as well as the Form 10-Q for the quarter ended June 30, 2026, each of which documents have been filed on the Company's EDGAR profile at www.sec.gov/edgar and SEDAR+ profile at www.sedarplus.ca, and as described from time to time in documents filed by the Company with the U.S. Securities and Exchange Commission and the Canadian securities regulatory authorities. Forward- looking statements contained herein are made only as to the date of this press release and we undertake no obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law. We caution investors not to place considerable reliance on the forward-looking statements contained in this press release. The Toronto Stock Exchange has not reviewed, approved or disapproved the content of this news release. Investor Contact: Curaleaf Holdings, Inc. Camilo Lyon, Chief Investment Officer IR@curaleaf.com Media Contact: MATTIO Communications MattioCuraleaf@Mattio.com

SOURCE Curaleaf Holdings, Inc. https://ir.curaleaf.com/2026-09-23-Curaleaf-Added-to-FTSE-Canada-All-Cap-Index